EXHIBIT 99.1

Right Results Right Way

7673
CSX

2002 FINANCIAL SUPPLEMENT

CSX CORPORATION

2002 Financial Supplement

The Financial Supplement provides additional explanatory information for CSX Corporation and its business components and additional data for analysis that may not be available in the Company’s annual report. This information is derived from the Company’s audited financial statements and other books and records of the Company, but should not be considered audited. The data provided is not considered to be better than that available in the Company’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), but rather is supplemental information that may be of use to investors, creditors, analysts and other users of CSX’s financial reports.

Contents

2	Financial Highlights

3	Surface Transportation

11	Marine Services

15	CSX Consolidating Statements

18	Supplemental Financial Information

CSX 2002 FINANCIAL SUPPLEMENT

CSX Corporation

The organizational structure of CSX Corporation (“CSX”) has changed significantly over the past several years. In 1998, a majority interest in American Commercial Lines, CSX’s wholly-owned barge subsidiary, was conveyed to a joint venture. In December 1999, CSX sold the international liner portion of Sea-Land Service Inc., its wholly-owned world wide container-shipping business, to A.P. Moller-Maersk Line (“Maersk”), retaining two marine service businesses, domestic container-shipping and terminal services. CSX Lines LLC and CSX World Terminals LLC were formed to operate these two retained businesses. In September 2000, CSX sold CTI Logistix, CSX’s wholly-owned logistics subsidiary, to TNT Post Group N.V. In December 2002, CSX reached an agreement to convey most of its interest in its domestic container-shipping company, CSX Lines, to a new venture formed with The Carlyle Group for $300 million ($240 million in cash and $60 million in securities issued by the new venture). This transaction closed on February 27, 2003 and the company now operates under the name Horizon Lines LLC (“Horizon”). Beginning in fiscal year 2003, CSX will no longer report the domestic container-shipping company as a reporting segment, but will instead reflect its share of earnings in the new venture.

At December 27, 2002, CSX consists primarily of two main business segments, the Surface Transportation group and the Marine Services group. The Surface Transportation group consists of the operations of CSX Transportation Inc., CSX Intermodal Inc. and CSX’s share of the operations of Conrail Inc. (“Conrail”). CSX Technology, which supports the operations of these businesses, as well as other CSX businesses, is combined with Surface Transportation for presentation purposes. The Marine Services group consists of CSX Lines LLC and CSX World Terminals LLC. Descriptions of each business follows along with a description of the non-transportation businesses owned by CSX.

Surface Transportation

CSX Transportation Inc.

CSX Transportation Inc. (“CSXT”) is the largest rail network in the eastern United States, providing rail freight transportation over a network of more than 23,000 route miles in 23 states, the District of Columbia and two Canadian provinces. Headquartered in Jacksonville, Florida, CSXT accounted for 74% of CSX’s operating revenue and 76% of operating income in 2002.

CSX Intermodal Inc.

CSX Intermodal Inc. (“CSXI”) is the nation’s only transcontinental intermodal transportation service provider, operating a network of dedicated intermodal facilities across North America. The CSXI network uses approximately 450 purchased dedicated trains between its 45 terminals weekly. CSXI accounted for 14% of CSX’s operating revenue and 13% of operating income in 2002. Its headquarters are located in Jacksonville, Florida.

CSX Technology

CSX Technology provides computer and software services to CSX’s affiliates and to outside parties. Since its major customers are CSXT and CSXI, its results from operations are combined with Surface Transportation in this document.

Marine Services

CSX Lines LLC

CSX Lines LLC (“CSX Lines”) operates a domestic container-shipping business consisting of a fleet of 17 vessels and approximately 21,500 containers serving the trade between the continental United States and Alaska, Hawaii/Guam and Puerto Rico. As previously noted, in December 2002, CSX reached an agreement to convey most of its interest in CSX Lines to a new venture formed with The Carlyle Group for $300 million. CSX Lines accounted for 9% of CSX’s operating revenues and 3% of operating income in 2002.

CSX World Terminals LLC

CSX World Terminals LLC (“CSX World Terminals”) operates container-freight terminal facilities in Asia, Europe, Australia, Latin America and the United States. CSX World Terminals accounted for 3% of CSX’s operating revenues and 6% of operating income in 2002. CSX World Terminals is headquartered in Charlotte, North Carolina.

Non-Transportation

CSX owns the historic Greenbrier resort in White Sulphur Springs, West Virginia. The Greenbrier was awarded the coveted AAA Five-Diamond award for the 27th consecutive year in 2002.

CSX Real Property Inc. (“RPI”) creates shareholder value through the efficient provision of real estate management and real estate services to all CSX companies. Activities include development, sales, leasing and management of assets ranging from stand-alone properties to surplus railroad corridors. RPI is headquartered in Jacksonville, Florida.

BridgePoint provides logistics information technology tools to help customers monitor, measure and manage their operations through high-level data quality and connectivity. BridgePoint’s headquarters are located in the Research Triangle, North Carolina.

CSX 2002 FINANCIAL SUPPLEMENT	1

Financial Highlights

(Millions of Dollars, Except Per Share Amounts)

	2002	2001	2000	1999	1998
Earnings from Continuing Operations
Operating Revenue	$8,152	$8,110	$8,191	$10,375	$9,490
Operating Expense	7,025	7,153	7,386	9,802	8,359

Operating Income	$1,127	$957	$805	$573	$1,131

Net Earnings from Continuing Operations	$424	$293	$186	$32	$520

Earnings Per Share from Continuing Operations	$2.00	$1.39	$.88	$.15	$2.47
Earnings Per Share from Continuing Operations, Assuming Dilution	$1.99	$1.38	$.88	$.15	$2.43

Financial Position
Cash, Cash Equivalents and Short-term Investments	$264	$618	$686	$974	$533
Working Capital Deficit	$(665)	$(1,023)	$(1,231)	$(910)	$(616)
Total Assets	$20,951	$20,801	$20,548	$20,828	$20,535

Long-term Debt	$6,519	$5,839	$5,896	$6,304	$6,540
Shareholders’ Equity	$6,241	$6,120	$6,017	$5,756	$5,880

Other Data Per Common Share
Cash Dividends	$.40	$.80	$1.20	$1.20	$1.20
Book Value	$29.07	$28.64	$28.28	$26.35	$27.08
Market Price
High	$41.40	$41.30	$33.44	$53.94	$60.75
Low	$25.09	$24.81	$19.50	$28.81	$36.50

Employees—Annual Averages
Rail	33,464	35,014	35,496	31,952	28,358
Other	6,464	6,446	9,955	16,998	17,789

Total	39,928	41,460	45,451	48,950	46,147

See accompanying Consolidated Financial Statements (All periods reflect contract logistics as a discontinued operation).

Significant events include the following:

2002	–	A charge to write-down indefinite lived intangible assets as a cumulative effect of accounting change, which reduced earnings $83 million before tax, $43 million after tax and consideration of minority interest, 20 cents per share (See Note 1 of the Annual Report, Significant Accounting Policies).

2001	–	A charge in the fourth quarter of 2001 to account for the settlement of the 1987 New Orleans tank car fire litigation. This charge reduced earnings by $60 million before tax, $37 million after tax, 17 cents per share.

1999	–	A loss on the sale of international container-shipping assets net of a related benefit from discontinuing depreciation of those assets from the date they were classified as “held for disposition.” The net effect of the loss and the depreciation benefit reduced earnings by $360 million before tax, $271 million after tax, $1.27 per share.

	–	A charge to recognize the cost of a workforce reduction program at the Company’s rail and intermodal units that reduced earnings by $55 million before tax, $34 million after tax, 16 cents per share.

	–	A gain on the sale of the Company’s Grand Teton Lodge resort subsidiary that increased earnings by $27 million before tax, $17 million after tax, 8 cents per share.

1998	–	A net investment gain, primarily from the conveyance of American Commercial Lines LLC, the Company’s wholly-owned barge subsidiary, to a joint venture. The gain increased earnings by $154 million before tax, $90 million after tax, 42 cents per share.

	–	A restructuring credit to reverse certain separation and labor protection reserves established by the Company’s rail unit as part of a 1995 restructuring charge. The restructuring credit increased earnings by $30 million before tax, $19 million after tax, 9 cents per share.

2	CSX 2002 FINANCIAL SUPPLEMENT

Surface Transportation

The Surface Transportation group at CSX reflects the operations of CSX Transportation and CSX Intermodal. Also, CSX Technology’s operations are combined in this group for presentation purposes. Surface Transportation operating revenue includes revenue from traffic previously moving on Conrail. Operating expenses include costs incurred to handle that traffic and operate the former Conrail lines. Conrail continues to operate the shared service areas for the benefit of both CSX and Norfolk Southern. The 2002 consolidating statements of income, financial position, cash flows and lease commitments that follow are intended to show this group’s entire contribution to CSX Corporation’s net income. They include CSX’s revenue and expenses relating to operations in the former Conrail territories, plus rental fees and certain adjustments relating to CSX’s accounting for the purchase of Conrail. CSX’s 42% interest in Conrail is reported in CSX’s financial statements using the equity method of accounting. Conrail’s financial statements are included in this Supplement. In addition, various operating statistics that may be used to analyze the Surface Transportation segment’s operations are included.

CSX Transportation Inc.

CSXT contributed $785 million and $743 million to Surface Transportation operating income in 2002 and 2001, respectively. Revenue for 2002 and 2001 totaled $6.0 billion and $6.1 billion, respectively, and operating expenses totaled $5.2 billion and $5.3 billion, respectively.

CSX Intermodal Inc.

CSXI contributed $141 million and $104 million to Surface Transportation operating income in 2002 and 2001, respectively. Revenue for 2002 and 2001 totaled $1.2 billion and $1.1 billion, respectively. Operating expenses totaled $1.0 billion in both years.

Consolidating Statement of Income

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002				Dec. 28, 2001
	Rail	Intermodal	Technology	Total Surface Transportation	Total Surface Transportation
Operating Revenue	$6,003	$1,180	$—	$7,183	$7,194
Operating Expense
Labor and Fringe	2,473	67	68	2,608	2,650
Materials, Supplies and Other	1,385	179	(184)	1,380	1,385
Conrail Operating Fees, Rents and Services (Note 3)	322	—	—	322	336
Building and Equipment Rent	409	131	16	556	565
Inland Transportation	(365)	633	—	268	245
Depreciation	545	29	31	605	581
Fuel	449	—	—	449	525
New Orleans Litigation Provision	—	—	—	—	60

Total Operating Expense	5,218	1,039	(69)	6,188	6,347

Rail Operating Income Before Fees and Special Items	785	141	69	995	847
Management Services Fees	(155)	—	—	(155)	(168)
Conrail-related Items Recorded at Parent—Net	(53)	—	—	(53)	(51)

Operating Income	577	141	69	787	628

Other Income (Expense)	15	4	—	19	(2)
Interest Expense	113	11	3	127	147

Earnings Before Income Tax	479	134	66	679	479

Income Tax Expense	183	55	25	263	181

Net Earnings	$296	$79	$41	$416	$298

CSX 2002 FINANCIAL SUPPLEMENT	3

Surface Transportation

Consolidating Statement of Cash Flows

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002				Dec. 28, 2001
	Rail	Intermodal	Technology	Total Surface Transportation	Total Surface Transportation
Operating Activities
Net Earnings	$296	$79	$41	$416	$298
Adjustments to Reconcile Net Earnings to Net Cash Provided:
Depreciation	543	29	31	603	580
Deferred Taxes	205	3	(4)	204	135
Other Operating Activities	(67)	1	3	(63)	(1)
Redemption of Accounts Receivable	(52)	—	—	(52)	(28)
Changes in Operating Assets and Liabilities	7	3	18	28	8

Net Cash Provided by Operating Activities	932	115	89	1,136	992

Investing Activities
Property Additions	(981)	(29)	(26)	(1,036)	(879)
Short-term Investments—Net(b)	220	—	—	220	(220)
Other Investing Activities	(3)	—	—	(3)	(2)

Net Cash Used by Investing Activities	(764)	(29)	(26)	(819)	(1,101)

Financing Activities
Long-term Debt Repaid	(196)	—	—	(196)	(185)
Dividends Paid to Affiliate	(200)	—	(42)	(242)	(257)
Other Financing Activities	201	(86)	(21)	94	550

Net Cash (Used) Provided by Financing Activities	(195)	(86)	(63)	(344)	108

Net Decrease in Cash and Cash Equivalents	(27)	—	—	(27)	(1)

Cash, Cash Equivalents and Short-term Investments
Cash and Cash Equivalents at Beginning of Year	27	—	—	27	28

Cash and Cash Equivalents at End of Year(a)	—	—	—	—	27
Short-term Investments at End of Year(b)	—	—	—	—	220

Cash, Cash Equivalents and Short-term
Investments at End of Year	$—	$—	$—	$—	$247

(a)	Surface Transportation units participate in the CSX cash management plan, under which excess cash is advanced to CSX for investment. CSX then makes cash available to the units as needed.
(b)	The 2001 short-term investment of $220 million represents deposits relating to the New Orleans tank car fire litigation.

4	CSX 2002 FINANCIAL SUPPLEMENT

Surface Transportation

Consolidating Statement of Financial Position

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002					Dec. 28, 2001
	Rail	Intermodal	Technology	Other/ Eliminations	Total Surface Transportation	Total Surface Transportation
Assets
Current Assets
Cash, Cash Equivalents and Short-term Investments	$—	$—	$—	$—	$—	$247
Accounts and Notes Receivable (Note 4)	235	57	—	—	292	381
Receivable from Affiliates	—	201	56	(249)	8	7
Materials and Supplies	171	—	—	—	171	181
Deferred Income Taxes	110	—	—	—	110	142
Other Current Assets	18	2	—	—	20	115

Total Current Assets	534	260	56	(249)	601	1,073

Properties	17,354	442	271	—	18,067	17,288
Accumulated Depreciation	(4,730)	(173)	(148)	—	(5,051)	(4,690)

Properties—Net	12,624	269	123	—	13,016	12,598

Affiliates and Other Companies	217	4	—	(5)	216	197
Other Long-term Assets	627	14	—	—	641	580

Total Assets	$14,002	$547	$179	$(254)	$14,474	$14,448

Liabilities
Current Liabilities
Accounts Payable	$618	$75	$17	$—	$710	$800
Labor and Fringe Benefits Payable	319	4	47	—	370	361
Payable to Affiliates	1,497	36	118	(249)	1,402	1,284
Casualty, Environmental and Other Reserves	173	3	—	—	176	181
Current Maturities of Long-term Debt	213	1	—	—	214	170
Income and Other Taxes Payable	98	14	9	—	121	207
Other Current Liabilities	132	—	—	—	132	197

Total Current Liabilities	3,050	133	191	(249)	3,125	3,200

Casualty, Environmental and Other Reserves	467	—	—	—	467	532
Long-term Debt	873	17	—	—	890	1,036
Deferred Income Taxes	3,424	16	33	—	3,473	3,299
Long-term Payable to Affiliates	4	101	—	(5)	100	143
Other Long-term Liabilities	575	5	26	—	606	599

Total Liabilities	8,393	272	250	(254)	8,661	8,809

Shareholder’s Equity	5,609	275	(71)	—	5,813	5,639

Total Liabilities and Shareholder’s Equity	$14,002	$547	$179	$(254)	$14,474	$14,448

CSX 2002 FINANCIAL SUPPLEMENT	5

Surface Transportation

Notes to Surface Transportation

Note 1. Lease Commitments

Net lease obligations at December 27, 2002 are as follows:

(Millions of Dollars)	Rail	Intermodal	Technology	Total Surface Transportation
2003	$133	$3	$18	$154
2004	129	2	14	145
2005	126	1	—	127
2006	102	1	—	103
2007	102	1	—	103
Thereafter	451	4	—	455

Total	$1,043	$12	$32	$1,087

Note 2. Related Party Transactions

CSXI purchases rail transportation services from CSXT. CSXT and CSXI purchase computer and software services from CSX Technology. The majority of the Payable to Affiliate balance relates to CSXT’s, CSXI’s and CSX Technology’s participation in the CSX cash management plan. Under this plan, excess cash is advanced to CSX for investment and CSX makes cash funds available to its subsidiaries as needed for use in their operations. CSX and its subsidiaries are committed to repay all amounts due each other on demand should circumstances require.

Note 3. Conrail Operating Fees, Rents and Services

CSX’s rail and intermodal operating revenue includes revenue from traffic previously moving on Conrail. Operating expenses include costs incurred to handle that traffic and operate the former Conrail lines. Rail operating expense includes an expense category, “Conrail Operating Fees, Rents and Services,” which reflects:

1.	Right of way usage fees and equipment rental payments to Conrail

2.	Transportation, switching, and terminal service charges provided by Conrail in the Shared Asset Areas that Conrail operates for the joint benefit of CSX and Norfolk Southern

3.	Amortization of the fair value write-up arising from the acquisition of Conrail

4.	CSX’s 42% share of Conrail’s net income recognized under the equity method of accounting.

The detail of Conrail Operating Fees, Rents, and Services is as follows:

	Fiscal Years Ended
(Millions of Dollars)	2002	2001
Rents and Services (See page 9)	$346	$353
Purchase Price Amortization and Other	52	56
Equity Income (See page 9)	(76)	(73)

Total	$322	$336

Note 4. Accounts Receivable

Rail accounts receivable reported on the Statement of Financial Position exclude receivables sold of $380 million and $500 million in 2002 and 2001, respectively, to a bankruptcy-protected subsidiary of CSX.

6	CSX 2002 FINANCIAL SUPPLEMENT

Surface Transportation

Operating Statistics(a)

Traffic and Revenue

	Carloads (Thousands)			Revenue (Millions of Dollars)
	2002	2001	2000	2002	2001	2000
Rail
Merchandise
Phosphates and Fertilizer	463	441	486	$324	$306	$316
Metals	319	319	344	401	395	407
Food and Consumer	162	163	157	217	218	206
Paper and Forest	477	478	523	637	633	657
Agricultural	358	372	361	489	501	483
Chemicals	500	499	523	907	883	922
Minerals	88	92	101	135	140	154
Emerging Markets	424	435	430	397	384	368

Total Merchandise	2,791	2,799	2,925	3,507	3,460	3,513
Automotive	538	516	586	845	794	869
Coal, Coke and Iron Ore
Coal	1,573	1,722	1,660	1,528	1,671	1,546
Coke	34	39	46	49	46	47
Iron Ore	36	38	49	20	22	30

Total Coal, Coke and Iron Ore	1,643	1,799	1,755	1,597	1,739	1,623
Other Revenue	—	—	—	54	89	70

Total Rail	4,972	5,114	5,266	6,003	6,082	6,075

Intermodal
Domestic	982	901	931	696	625	645
International	1,137	1,103	1,121	476	470	492
Other	—	—	—	8	17	31

Total Intermodal	2,119	2,004	2,052	1,180	1,112	1,168

Total Surface Transportation	7,091	7,118	7,318	$7,183	$7,194	$7,243

Revenue Ton Miles

	Revenue Ton Miles (Billions)
	2002	2001	2000
Merchandise	125.5	125.6	130.1
Automotive	9.3	8.7	9.6
Coal, Coke and Iron Ore	72.4	79.8	77.5
Intermodal(b)	21.0	20.4	21.5

Total Surface Transportation	228.2	234.5	238.7

Gross Ton Miles(b)(c)

	(Billions)
	2002	2001	2000
Gross Ton Miles	438.1	447.9	457.6

(a)	Certain prior year amounts have been reclassified to conform to the 2002 presentation.
(b)	Intermodal Revenue Ton Miles and Gross Ton Miles excludes ton miles for moves outside of CSXT’s territory.
(c)	Gross Ton Miles excludes locomotive ton miles.

CSX 2002 FINANCIAL SUPPLEMENT	7

Surface Transportation

Capital Expenditures (Millions of Dollars)

	2002	2001	2000
Track	$613	$572	$579
Locomotives	238	86	84
Facilities and Other	141	98	33
Technology	26	19	19
Freight Cars	18	104	144

Total Capital Expenditures	$1,036	$879	$859

Locomotives and Rolling Stock Owned or Leased at Year End

	2002	2001	2000
Locomotives	3,573	3,552	3,533

Freight Cars
Gondolas	31,370	32,574	36,599
Open Top Hoppers	22,215	25,166	26,392
Box Cars	18,017	18,830	19,975
Covered Hoppers	17,729	18,123	20,116
Multi-level Racks	13,777	13,904	13,941
Other	6,707	6,852	6,524

Total Freight Cars	109,815	115,449	123,547

Track Information

	2002	2001	2000
Track Miles
Main Line (Route Miles)	23,160	23,297	23,320
Branch Line	5,506	5,518	5,513
Yards, Sidings and Other Main Line	11,633	11,705	11,725

Total Track Miles	40,299	40,520	40,558

Employees (Annual Averages)

	2002	2001	2000
Rail	33,464	35,014	35,496
Intermodal	1,093	1,116	1,230
Other (Technology & Corp.)	823	807	899
Total Surface Transportation	35,380	36,937	37,625

Fuel

	2002	2001	2000
Estimated Fuel Consumption (Millions of Gallons)	572.2	580.4	607.6
Average Price Per Gallon	$0.78	$0.90	$0.95
Gross Ton Miles Per Gallon	766	772	753

Productivity

	2002	2001	2000
Revenue Per Route Mile	$310,147	$308,795	$310,592
Revenue Per Employee	$203,024	$194,764	$192,505

GTM Per Route Mile (Millions)	18.9	19.2	19.6
GTM Per Employee (Millions)	12.4	12.1	12.1
GTM Per Carload (Thousand)	61.8	62.9	62.5
Operating Expense Per Carload(a)	$873	$883	$892
Operating Expense Per GTM (cents)(a)	1.41	1.40	1.43
Labor Expense Per Employee	$73,714	$71,744	$70,007

Service Performance Measurements

	2002	2001	2000
Cars on Line (Average)	229,609	240,054	246,739
Average System Dwell Time (Hours)	23.2	24.5	30.8

Velocity—All Trains	22.5	21.7	19.1

On-Time (+2) Originations	91%	88%	69%
On-Time (+2) Destination Arrivals	77%	76%	51%

Safety

	2002	2001	2000
FRA Train Accidents Frequency	3.00	3.50	4.90
(Per Million Train Miles)
Personal Injury Frequency Index	1.94	2.64	2.87
(Per 100 Employees)

(a)	Excludes effect of New Orleans tank car fire litigation in 2001.

8	CSX 2002 FINANCIAL SUPPLEMENT

Surface Transportation

Conrail

CSX and Norfolk Southern Corporation (“Norfolk Southern”) completed the acquisition of Conrail Inc. (“Conrail”) in May 1997. CSX and Norfolk Southern, through a jointly owned acquisition entity, hold economic interests in Conrail of 42% and 58%, respectively, and voting interests of 50% each.

In June 1999, CSX and Norfolk Southern each began operations over a portion of the Conrail rail system under the terms of an operating agreement. Under the operating agreement, CSXT has the right to operate over 4,400 route miles of track in the Northeastern and Midwestern United States and Canada. CSXT now operates a network of more than 23,000 route miles in 23 states, the District of Columbia, and two Canadian provinces.

Consolidated Statements of Income

(Millions of Dollars)	Year ended
	Dec. 31, 2002	Dec. 31, 2001
Revenues—NSC/CSX(a)	$813	$823
Revenues—Third Parties	80	80

Total Operating Revenues	893	903

Operating Expense
Compensation and Benefits	151	158
Fuel	6	7
Material, Services and Rents	125	143
Depreciation and Amortization	322	325
Casualties and Insurance	2	(13)
Other	17	19

Total Operating Expense	623	639

Operating Income	270	264
Other Income—Net	94	103
Interest Expense	(104)	(109)

Earnings Before Income Taxes	260	258

Income Tax Expense	80	84

Net Income(b)	$180	$174

(a)	CSX’s Rents and Services was $346 million in 2002 and $353 million in 2001.
(b)	CSX’s 42% Equity in Net Income of Conrail was $76 million in 2002 and $73 million in 2001.

Conrail revenues consist primarily of operating fees and equipment rents from CSX (attributable to operation over the portion of Conrail’s network known as the New York Central) and Norfolk Southern (attributable to operations over the portion of Conrail’s network known as Pennsylvania Railroad Systems). Expenses consist of salaries and wages, rents, depreciation and other costs of operations. Conrail also earns usage fees relating to the portions of the network that they continue to operate for the benefit of both companies (“Shared Asset Areas”). Purchase accounting amortization recorded by CSX and Norfolk Southern remains on the financial statements of those entities and is not reflected in Conrail’s financial statements.

Consolidated Statement of Cash Flows

(Millions of Dollars)	Year ended
	Dec. 31, 2002	Dec. 31, 2001
Operating Activities
Net Income
Adjustments to Reconcile Net Income to	$180	$174
Net Cash Provided by Operating Activities:
Depreciation and Amortization	322	325
Deferred Income Tax	(9)	(18)
Gains from Sales of Property	(3)	(2)
Pension Credit	(17)	(19)
Changes in Operating Assets and Liabilities:
Accounts Receivable	(3)	1
Accounts and Wages Payable	(14)	(32)
Due from NSC/CSX	14	60
Due to NSC/CSX	(3)	(19)
Other	(44)	32

Net Cash Provided by Operating Activities	423	502

Investing Activities
Property and Equipment Acquisitions	(23)	(47)
Notes Receivable from NSC/CSX	(377)	(424)
Proceeds from Disposals of Properties	14	14
Other	11	—

Net Cash Used in Investing Activities	(375)	(457)

Financing Activities
Payment of Long-term Debt	(59)	(61)

Net Cash Used in Financing Activities	(59)	(61)

Decrease in Cash and Cash Equivalents	(11)	(16)
Cash and Cash Equivalents
Beginning of Year	34	50

End of Year	$23	$34

CSX 2002 FINANCIAL SUPPLEMENT	9

Surface Transportation

Conrail,—(Continued)

Consolidated Balance Sheet

(Millions of Dollars)

	Dec. 31, 2002	Dec. 31, 2001
Assets
Current Assets
Cash and Cash Equivalents	$23	$34
Accounts Receivable—Net	35	32
Due from NSC/CSX	158	172
Notes Receivable from NSC/CSX	—	515
Material and Supplies	8	9
Deferred Income Taxes	65	76
Other Current Assets	11	8

Total Current Assets	300	846

Property and Equipment—Net	6,382	6,688
Notes Receivable from NSC/CSX	892	—
Other Assets	583	548

Total Assets	$8,157	$8,082

Liabilities
Current Liabilities
Current Maturities of Long-term Debt	$57	$60
Accounts Payable	33	41
Due to NSC/CSX	9	12
Wages and Employee Benefits	31	37
Casualty Reserves	69	101
Accrued and Other Current Liabilities	130	157

Total Current Liabilities	329	408

Long-term Debt	1,123	1,156
Casualty Reserves	119	134
Deferred Income Taxes	1,822	1,833
Other Liabilities	538	446

Total Liabilities	3,931	3,977

Shareholders’ Equity
Common Stock ($1 par value; 100 shares authorized, issued and outstanding)	—	—
Additional Paid-In-Capital	2,221	2,221
Retained Earnings	2,134	1,954
Accumulated Other Comprehensive Loss	(129)	(70)

Total Shareholders’ Equity	4,226	4,105

Total Liabilities and Shareholders’ Equity	$8,157	$8,082

Notes to Conrail Statements

Note 1. Lease Commitments

(Millions of Dollars)

	Dec. 31, 2002
	Capital Leases	Operating Leases	Total Conrail
2003	$51	$56	$107
2004	53	56	109
2005	38	55	93
2006	24	54	78
2007	28	53	81
Thereafter	52	289	341

Total	$246	$563	$809

Note 2. Properties

Improvements and additions are leasehold improvements that are recorded on CSX and Norfolk Southern’s financial statements.

Note 3. Related Party Transactions

As noted throughout this document, Conrail has numerous transactions with both CSX and Norfolk Southern representing lease payments, usage fees and borrowings between the companies.

10	CSX 2002 FINANCIAL SUPPLEMENT

Marine Services

CSX Lines LLC

CSX Lines LLC (“CSX Lines”) operates a domestic container-shipping business consisting of a fleet of 17 vessels and approximately 21,500 containers serving the trade between the continental United States and Alaska, Hawaii/Guam, and Puerto Rico. CSX Lines also operates port terminals in Anchorage, Kodiak, and Dutch Harbor, Alaska; Honolulu, Hawaii; San Juan, Puerto Rico; and Apra, Guam. In December 2002, CSX Corporation reached an agreement to convey most of its interest in CSX Lines to a new venture formed with The Carlyle Group for $300 million ($240 million in cash and $60 million in securities issued by the new venture). This transaction closed on February 27, 2003 and the company now operates under the name Horizon Lines LLC (“Horizon”). The company is headquartered in Charlotte, North Carolina, with 20 offices throughout the continental United States, Alaska, Hawaii, Guam and Puerto Rico. Beginning in fiscal year 2003, CSX will no longer report the domestic container-shipping company as a reporting segment, but will instead have a preferred interest in the new venture.

CSX Lines reported operating income of $38 million in 2002 compared to $32 million in the prior year. Improvements came primarily from continued expense reductions as well as improvement in revenues in the Hawaii/Guam service and Puerto Rico service.

CSX World Terminals LLC

Headquartered in Charlotte, North Carolina, CSX World Terminals LLC (“CSX World Terminals”) operates container-freight terminal facilities in Asia, Europe, Australia, Latin America and the United States.

CSX World Terminals’ operating revenues were flat at $236 million in 2002 and 2001. Operating expenses were up $2 million in 2002 over 2001 due to lower earnings from equity investees. Miscellaneous operating expenses in 2002 and 2001 include $6 million and $3 million gains, respectively, from transactions relating to equity investments. Operating income was $69 million for 2002, a $2 million decrease from $71 million in 2001.

Consolidating Statement of Income

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002			Dec. 28, 2001
	CSX Lines	CSX World Terminals	Total	CSX Lines	CSX World Terminals	Total
Operating Revenue	$758	$236	$994	$681	$236	$917
Operating Expense
Labor and Fringe	229	57	286	213	62	275
Materials, Supplies and Other	244	77	321	203	70	273
Building and Equipment Rent	45	9	54	51	9	60
Inland Transportation	119	7	126	98	7	105
Depreciation	17	9	26	24	8	32
Fuel	66	—	66	60	—	60
Miscellaneous(a)	—	8	8	—	9	9

Total Operating Expense	720	167	887	649	165	814

Operating Income	38	69	107	32	71	103

Other Income	5	31	36	10	31	41
Interest Expense	7	—	7	14	—	14

Earnings Before Income Tax	36	100	136	28	102	130
Income Tax Expense	14	25	39	11	27	38

Net Earnings	$22	$75	$97	$17	$75	$92

(a)	Miscellaneous expense includes minority interest expense of $39 million and $36 million in 2002 and 2001, respectively, offset by equity earnings in unconsolidated subsidiaries of $31 million and $27 million, respectively.

CSX 2002 FINANCIAL SUPPLEMENT	11

Marine Services

Consolidating Statement of Cash Flows

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002			Dec. 28, 2001
	CSX Lines	CSX World Terminals	Total	CSX Lines	CSX World Terminals	Total
Operating Activities
Net Earnings	$22	$75	$97	$17	$75	$92
Adjustments to Reconcile Net Earnings to Net Cash Provided:
Depreciation	18	9	27	24	8	32
Deferred Taxes	(18)	6	(12)	(1)	11	10
Other Operating Activities	—	(13)	(13)	—	(21)	(21)
Changes in Operating Assets and Liabilities	(7)	18	11	92	(15)	77

Net Cash Provided by Operating Activities	15	95	110	132	58	190

Investing Activities
Property Additions	(19)	(11)	(30)	(11)	(19)	(30)
Short-term Investments—Net	(26)	—	(26)	—	—	—
Other Investing Activities	15	(35)	(20)	1	(14)	(13)

Net Cash Used by Investing Activities	(30)	(46)	(76)	(10)	(33)	(43)

Financing Activities
Long-term Debt Repaid	—	—	—	(21)	—	(21)
Other Financing Activities	—	(50)	(50)	(49)	(16)	(65)

Net Cash Used by Financing Activities	—	(50)	(50)	(70)	(16)	(86)

Net (Decrease) Increase in Cash and Cash Equivalents	(15)	(1)	(16)	52	9	61

Cash and Cash Equivalents at Beginning of Year	52	88	140	—	79	79

Cash and Cash Equivalents at End of Year	37	87	124	52	88	140
Short-term Investments at End of Year	—	—	—	3	—	3

Cash, Cash Equivalents and Short-term Investments at End of Year	$37	$87	$124	$55	$88	$143

12	CSX 2002 FINANCIAL SUPPLEMENT

Marine Services

Consolidating Statement of Financial Position

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002			Dec. 28, 2001
	CSX Lines	CSX World Terminals	Total	CSX Lines	CSX World Terminals	Total
Assets
Current Assets
Cash, Cash Equivalents and Short-term Investments	$37	$87	$124	$55	$88	$143
Accounts Receivable—Net	—	49	49	—	49	49
Receivables from Affiliates	—	—	—	—	10	10
Materials and Supplies	—	2	2	—	2	2
Assets Held for Disposition	263	—	263	244	—	244
Other Current Assets	—	2	2	24	2	26

Total Current Assets	300	140	440	323	151	474

Properties	11	183	194	62	185	247
Accumulated Depreciation	(2)	(83)	(85)	(20)	(83)	(103)

Properties—Net	9	100	109	42	102	144

Affiliates and Other Companies	—	630	630	—	560	560
Other Long-term Assets	—	89	89	139	52	191

Total Assets	$309	$959	$1,268	$504	$865	$1,369

Liabilities
Current Liabilities
Accounts Payable	$19	$7	$26	$20	$11	$31
Labor and Fringe Benefits Payable	11	8	19	4	8	12
Payable to Affiliates	1	1	2	2	1	3
Casualty, Environmental and Other Reserves	—	—	—	1	—	1
Current Maturities of Long-term Debt	—	—	—	21	—	21
Income and Other Taxes Payable	9	9	18	24	3	27
Liabilities Held for Disposition	104	—	104	92	—	92
Other Current Liabilities	3	10	13	5	4	9

Total Current Liabilities	147	35	182	169	27	196

Casualty, Environmental and Other Reserves	1	—	1	1	—	1
Long-term Debt	—	—	—	132	—	132
Deferred Income Taxes	3	35	38	25	27	52
Long-term Payable to Affiliates	—	33	33	—	31	31
Other Long-term Liabilities	50	137	187	49	117	166

Total Liabilities	201	240	441	376	202	578

Shareholder’s Equity	108	719	827	128	663	791

Total Liabilities and Shareholder’s Equity	$309	$959	$1,268	$504	$865	$1,369

CSX 2002 FINANCIAL SUPPLEMENT	13

Marine Services

Notes to Marine Services Statements

Note 1. Lease Commitments

Net lease obligations at December 27, 2002 are as follows:

(Millions of Dollars)	Fiscal Year Ended Dec. 27, 2002
	CSX Lines	CSX World Terminals	Total Marine Services
2003	$65	$7	$72
2004	72	5	77
2005	30	4	34
2006	35	4	39
2007	54	4	58
Thereafter	189	136	325

Total	$445	$160	$605

Note 2. Related Party Transactions

CSX Lines purchases transportation services from CSX Intermodal, CSX Lines and CSX World Terminals purchase computer and software services from CSX Technology.

14	CSX 2002 FINANCIAL SUPPLEMENT

CSX Consolidating Statements

The following schedules combine the Surface Transportation group and the Marine Services group with all of the Company’s additional subsidiaries and the parent company, which are included in the Eliminations/Other column.

Consolidating Statement of Income

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002				Dec. 28, 2001
	Surface Transportation	Marine Services	Eliminations/ Other	Total	Total
Operating Revenue	$7,183	$994	$(25)	$8,152	$8,110
Operating Expense
Labor and Fringe	2,608	286	3	2,897	2,934
Materials, Supplies and Other	1,380	321	12	1,713	1,689
Conrail Operating Fees, Rents and Services	322	—	—	322	336
Building and Equipment Rent	556	54	(9)	601	626
Inland Transportation	268	126	(24)	370	337
Depreciation	605	26	7	638	613
Fuel	449	66	—	515	585
Miscellaneous	—	8	(39)	(31)	(27)
New Orleans Litigation Provision	—	—	—	—	60

Total Operating Expense	6,188	887	(50)	7,025	7,153

Operating Income Before Fees and Special Items	995	107	25	1,127	957

Management Service Fees	(155)	—	155	—	—
Conrail-Related Items Recorded at Parent—Net	(53)	—	53	—	—

Operating Income	787	107	233	1,127	957

Other Income (Expense)	19	36	(14)	41	9
Interest Expense	127	7	311	445	518

Earnings (Loss) Before Income Taxes	679	136	(92)	723	448
Income Tax Expense (Benefit)	263	39	(46)	256	155

Earnings (Loss) Before Cumulative Effect of Accounting Change	416	97	(46)	467	293
Cumulative Effect of Accounting Change—Net of Tax	—	—	(43)	(43)	—

Net Earnings (Loss)	$416	$97	$(89)	$424	$293

CSX 2002 FINANCIAL SUPPLEMENT	15

CSX Consolidating Statements

Consolidating Statement of Cash Flows

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002				Dec. 28, 2001
	Surface Transportation	Marine Services	Eliminations/ Other	Total	Total
Operating Activities
Net Earnings	$416	$97	$(89)	$424	$293
Adjustments to Reconcile Net Earnings to Net Cash Provided:
Depreciation	603	27	19	649	622
Deferred Income Taxes	204	(12)	(20)	172	197
Cumulative Effect of Accounting Change	—	—	43	43	—
Other Operating Activities	(63)	(13)	(32)	(108)	(13)
Changes in Operating Assets and Liabilities	28	11	28	67	(225)
Sale (Redemption) of Accounts Receivable	(52)	—	(68)	(120)	(47)

Net Cash Provided (Used) by Operating Activities	1,136	110	(119)	1,127	827

Investing Activities
Property Additions	(1,036)	(30)	(14)	(1,080)	(930)
Short-term Investments—Net	220	(26)	156	350	(51)
Other Investing Activities	(3)	(20)	(22)	(45)	16

Net Cash (Used) Provided by Investing Activities	(819)	(76)	120	(775)	(965)

Financing Activities
Short-term Debt—Net	—	—	140	140	(524)
Long-term Debt Issued	—	—	748	748	962
Long-term Debt Repaid	(196)	—	(963)	(1,159)	(266)
Dividends Paid	(242)	—	156	(86)	(171)
Other Financing Activities	94	(50)	(49)	(5)	14

Net Cash (Used) Provided by Financing Activities	(344)	(50)	32	(362)	15

Net (Decrease) Increase in Cash and Cash Equivalents	(27)	(16)	33	(10)	(123)

Cash, Cash Equivalents, and Short-term Investments
Cash and Cash Equivalents at Beginning of Year	27	140	(30)	137	260

Cash and Cash Equivalents at End of Year	—	124	3	127	137
Short-term Investments at End of Year	—	—	137	137	481

Cash, Cash Equivalents, and Short-term Investments at End of Year	$—	$124	$140	$264	$618

16	CSX 2002 FINANCIAL SUPPLEMENT

CSX Consolidating Statements

Consolidating Statement of Financial Position

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002				Dec. 28, 2001
	Surface Transportation	Marine Services	Eliminations/ Other	Total	Total
Assets
Current Assets
Cash, Cash Equivalents and Short-term Investments	$—	$124	$140	$264	$618
Accounts Receivable—Net	292	49	458	799	871
Receivables from Affiliates	8	—	(8)	—	—
Materials and Supplies	171	2	7	180	191
Deferred Income Taxes	110	—	18	128	162
Assets Held for Disposition(a)	—	263	—	263	244
Other Current Assets	20	2	133	155	198

Total Current Assets	601	440	748	1,789	2,284
Properties	18,067	194	299	18,560	17,760
Accumulated Depreciation	(5,051)	(85)	(138)	(5,274)	(4,913)

Properties—Net	13,016	109	161	13,286	12,847
Investment in Conrail	—	—	4,653	4,653	4,655
Affiliates and Other Companies	216	630	(465)	381	297
Other Long-term Assets	641	89	112	842	718

Total Assets	$14,474	$1,268	$5,209	$20,951	$20,801

Liabilities
Current Liabilities
Accounts Payable	$710	$26	$66	$802	$905
Labor and Fringe Benefits Payable	370	19	68	457	409
Payable to Affiliates	1,402	2	(1,404)	—	—
Casualty, Environmental and Other Reserves	176	—	70	246	248
Current Maturities of Long-term Debt	214	—	177	391	1,044
Short-term Debt	—	—	143	143	225
Income and Other Taxes Payable	121	18	5	144	100
Liabilities Held for Disposition(a)	—	104	—	104	92
Other Current Liabilities	132	13	22	167	284

Total Current Liabilities	3,125	182	(853)	2,454	3,307

Casualty, Environmental and Other Reserves	467	1	136	604	687
Long-term Debt	890	—	5,629	6,519	5,839
Deferred Income Taxes	3,473	38	56	3,567	3,621
Long-term Payable to Affiliates	100	33	(133)	—	—
Other Long-term Liabilities	606	187	773	1,566	1,227

Total Liabilities	8,661	441	5,608	14,710	14,681

Shareholders’ Equity	5,813	827	(399)	6,241	6,120

Total Liabilities and Shareholders’ Equity	$14,474	$1,268	$5,209	$20,951	$20,801

(a)	Assets and Liabilities Held for Disposition represent amounts associated with the conveyance of CSX Lines to Horizon Lines. This agreement was entered into in December 2002, and the transaction completed in February 2003.

CSX 2002 FINANCIAL SUPPLEMENT	17

Supplemental Financial Information

The information on pages 18 and 19 is included for analytical purposes only. This is not considered to be better information than is available in the Company’s publicly available reports filed with the Securities and Exchange Commission and does not conform with generally accepted accounting principles. This computation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is presented because management believes it is a widely accepted financial indicator used by investors and analysts to evaluate companies on the basis of operating performance. CSX owns a 42 percent undivided interest in Conrail Inc., and operates over a portion of the Conrail territory under the terms of an operating agreement. Conrail loans its excess cash to its owners under loan agreements at market interest rates. The calculations of EBITDA and other financial ratios combine CSX and Conrail financial data for analytical purposes only and are not intended to suggest that CSX has control over Conrail’s operations.

Analysis of Economic Earnings CSX + 42% of Conrail

(Millions of Dollars)

	Fiscal Year ended
	Dec. 27, 2002					Dec. 28, 2001
	CSX Consolidated	42% of Conrail	Purchase Price Amortization	Eliminations	Combined Total	Combined Total
Operating Revenue	$8,152	$375	$—	$(345)	$8,182	$8,136
Operating Expense
Labor and Fringe	2,897	63	—	—	2,960	3,000
Materials, Supplies and Other	1,713	60	—	(4)	1,769	1,752
Conrail Operating Fee, Rent and Services	322	—	—	(322)	—	—
Building and Equipment Rent	601	—	—	—	601	626
Inland Transportation	370	—	—	—	370	337
Depreciation and Amortization	638	135	80	11	864	838
Fuel	515	3	—	—	518	588
Miscellaneous	(31)	—	—	—	(31)	(27)
New Orleans Litigation Provision	—	—	—	—	—	60

Total Operating Expense	7,025	261	80	(315)	7,051	7,174

Operating Income	1,127	114	(80)	(30)	1,131	962

New Orleans Litigation Provision	—	—	—	—	—	60

Adjusted Operating Income	1,127	114	(80)	(30)	1,131	1,022

Other Income (Expense)
Interest Income	27	10	—	(8)	29	51
Discounts on Sales of Accounts Receivable	(26)	—	—	—	(26)	(42)
Other—Net	40	30	—	11	81	47
Interest Expense	445	44	—	(8)	481	559

Earnings Before Income Taxes	723	110	(80)	(19)	734	459
Income Tax Expense	256	34	(23)	—	267	166

Net Earnings (Loss)	$467	$76	$(57)	$(19)	$467	$293

EBITDA Calculations(a)
Net Earnings (Loss)	$467	$76	$(57)	$(19)	$467	$293
Depreciation and Amortization	638	135	80	11	864	838
Interest Income	(27)	(10)	—	8	(29)	(51)
Discounts on Sales of Accounts Receivable	26	—	—	—	26	42
Interest Expense	445	44	—	(8)	481	559
Income Tax Expense	256	34	(23)	—	267	166
New Orleans Litigation Provision	—	—	—	—	—	60

EBITDA	$1,805	$279	$—	$(8)	$2,076	$1,907

(a)	2001 excludes New Orleans tank car fire litigation provision of $60 million before tax, $37 million after tax.

18	CSX 2002 FINANCIAL SUPPLEMENT

Supplemental Financial Information

Analysis of Economic Earnings CSX + 42% of Conrail

The information on this page is presented for analytical purposes only. See the top of page 18.

(Millions of Dollars)

	Fiscal Years Ended
	Dec. 27, 2002				Dec. 28, 2001
	CSX	42% Conrail	Eliminations	Combined Total	Combined Total
Debt Ratios
Short-term Debt	$143	$—	$—	$143	$—
Long-term Debt	6,910	496	(371)	7,035	7,394
Less: Cash, Cash Equiv. and Short-term Investments	264	10	—	274	632
Less: Offsetting Deposits	226	—	—	226	52

Net Debt	6,563	486	(371)	6,678	6,710
Shareholders’ Equity	6,241	1,775	(1,775)	6,241	6,120

Basic Capitalization	12,804	2,261	(2,146)	12,919	12,830
Accounts Receivable Sold	380	—	—	380	500
Present Value of Operating Leases	1,097	141	—	1,238	1,268

Other Debt	1,477	141	—	1,618	1,768
“All-in” Debt	$8,040	$627	$(371)	$8,296	$8,478

“All-in” Capitalization	$14,281	$2,402	$(2,146)	$14,537	$14,598

Net Debt	6,563	486	(371)	6,678	6,710
Divided by Basic Capitalization	12,804	2,261	(2,146)	12,919	12,830

Debt Ratio	51%			52%	52%

“All-in” Debt	8,040	627	(371)	8,296	8,478
“All-in” Capitalization	14,281	2,402	(2,146)	14,537	14,598

“All-in” Debt Ratio	56%			57%	58%

EBITDA (from page 18)	$1,805	$279	$(8)	2,076	$1,907
Interest Expense—As Reported	445	44	(8)	481	559
Less: Interest Income	(27)	(10)	8	(29)	(51)
Plus: Accounts Receivable Sales Expense	26	—	—	26	42

Interest Expense for EBITDA Coverage	$444	$34	$—	$478	$550

EBITDA Coverage	4.1			4.3	3.5

EBITDA (from page 18)	$1,805	$279	$(8)	$2,076	$1,907
Lease Payments	205	26	—	231	274

EBITDA Including Lease Payments	2,010	305	(8)	2,307	2,181

Interest Expense for EBITDA Coverage	444	34	—	478	550
Lease Interest	88	11	—	99	101

Interest Expense Including Lease Interest	$532	$45	$—	$577	$651

EBITDA Coverage (including leases)	3.8			4.0	3.4

CSX 2002 FINANCIAL SUPPLEMENT	19

CSX Corporation
500 Water Street, 15th floor
Jacksonville, FL 32202
904/359-3200
www.csx.com

CSX Transportation Inc.
500 Water Street
Jacksonville, FL 32202
904/359-3100
www.csxt.com

CSX Intermodal Inc.
301 West Bay Street
Jacksonville, FL 32202
904/633-1000
www.csxi.com

CSX Lines LLC
2101 Rexford Road
Suite 350 West
Charlotte, NC 28211
704/973-7000
www.csxlines.com

CSX World Terminals LLC
2101 Rexford Road
Suite 250 West
Charlotte, NC 28211
704/973-7200
www.csxworldterminals.com

The Greenbrier
300 West Main Street
White Sulphur Springs, WV 24986
304/536-1110
www.greenbrier.com